UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): 1/10/2025

EAGLE BANCORP, INC.
(Exact name of registrant as specified in its charter)

Maryland	0-25923	52-2061461
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7830 Old Georgetown Road, Third Floor
Bethesda, Maryland 20814
(Address of Principal Executive Offices) (Zip Code)
(301) 986-1800
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	EGBN	The Nasdaq Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company,indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On January 10, 2025, Eagle Bancorp, Inc. (the “Company”) announced that it has extended its previously announced offer to exchange (the “Exchange Offer”) any and all of its outstanding unregistered 10.00% Senior Notes due 2029 for a like principal amount of notes of the same series that have been registered under the Securities Act of 1933. The Exchange Offer will now expire at 5:00 p.m., Eastern Time, on January 14, 2025, unless extended or earlier terminated by the Company. A copy of the press release issued on January 10, 2024 announcing the extension of the Exchange Offer is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated January 10, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

This current report on Form 8-K contains forward-looking statements within the meaning of the Securities Exchange Act of 1934, as amended, including statements regarding expected future business and financial performance and financial condition. These forward-looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Because of these uncertainties and the assumptions on which the forward-looking statements are based, actual future operations and results in the future may differ materially from those indicated herein. Statements with respect to the Exchange Offer are forward-looking statements, based on our current expectations for the transaction, and are subject to the risk that the transaction may not be completed in a timely manner or at all, and that the final terms of the transaction may differ, possibly materially, from those described in this press release due to future events. Readers are cautioned against placing undue reliance on any such forward-looking statements. For details on factors that could affect these expectations, see the risk factors and other cautionary language included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and other filings with the SEC. Except as required by law, the Company does not undertake to update forward-looking statements contained in this current report on Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP INC.

Date: January 10, 2025	By:	/s/ Eric R. Newell
Eric R. Newell
Executive Vice President, Chief Financial Officer